SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          May 30, 2002
                                                 ------------------------------

                                    ProLogis
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               (Exact Name of Registrant as Specified in Charter)


         Maryland                    1-12848                    74-2604728
(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)             Identification No.)


                     14100 East 35th Place, Aurora CO 80011
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                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code         (303) 375-9292
                                                   ----------------------------




                                 ProLogis Trust
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         On May 22, 2002, ProLogis Trust changed its name to "ProLogis". A copy of the amendment to ProLogis' declaration of trust effecting the name change is filed as an exhibit to and incorporated by reference into this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

          99.1 Certificate of Amendment, dated as of May 22, 2002, to Amended and Restated Declaration of Trust.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PROLOGIS



                                     By: /s/ Edward S. Nekritz
                                         ------------------------
                                             Edward S. Nekritz
                                           Senior Vice President






May 30, 2002

                            CERTIFICATE OF AMENDMENT
                                       OF
                    AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                                 PROLOGIS TRUST


     The undersigned, being the Secretary and an Assistant Secretary of ProLogis Trust, a Maryland real estate investment trust (the "Trust"), do hereby certify pursuant to the provisions of Article VI of the Articles of Amendment and Restatement of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Trust filed with the Maryland Secretary of State on June 25, 1999, and in accordance with the applicable provisions of Maryland law:

     1. That the Board of Trustees has adopted a resolution to amend the Declaration of Trust as hereinafter set forth and has declared that such amendment is advisable.

     2. Pursuant to Article I, Section 1(d) of the Declaration of Trust, and pursuant to the Maryland General Corporation Law ss.ss. 8-501(e)(2) and 2-605, the Board of Trustees may change the name of the Trust without Shareholder approval by at least a majority of the entire Board.

     3. That the amendment has been approved by the Board of Trustees of the Trust by the affirmative vote of at least a majority of the Board entitled to notice of, and to vote at, the meeting of Board of Trustees held on May 22, 2002.

         Therefore, the Declaration of Trust is hereby amended as follows:

     Article 1, Section 1 is hereby amended by deleting the words "ProLogis Trust" appearing in the first sentence thereof and substituting the word "ProLogis", such amendment to be effective as of the 22nd day of May, 2002.

     The undersigned Secretary and Assistant Secretary acknowledge this Certificate of Amendment to be the act of the Trust and further, as to all matters or facts required to be verified under oath, each acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

     IN WITNESS WHEREOF, the undersigned Secretary and Assistant Secretary of the Trust have hereunto set their hands effective as of the 22nd day of May, 2002.



                                    /s/ Edward S. Nekritz
                                    ----------------------------------------
                                    Edward S. Nekritz, Secretary




                                    /s/ Stephen K. Schutte
                                    ----------------------------------------
                                    Stephen K. Schutte, Assistant Secretary